UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2005

CAM COMMERCE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16569	95-3866450
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

17075 Newhope Street
Fountain Valley, California 92708
(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 241-9241

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 17, 2005, CAM Commerce Solutions, Inc. will make a presentation at the AeA Micro Cap Financial Conference in Monterey, California. A copy of the presentation is attached to this report as Exhibit 99.1

The information contained in this report, including Exhibit 99.1, is furnished pursuant to this Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934. Such information shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of our other filings with the Securities and Exchange Commission (“SEC”) and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Presentation Materials AeA Micro Cap Financial Conference

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAM COMMERCE SOLUTIONS, INC.
(Registrant)
Date: May 16, 2005	/s/ Paul Caceres
Paul Caceres
Chief Financial and Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Presentation Materials AeA Micro Cap Financial Conference

4